UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

870 Winter Street, Waltham, Massachusetts 02451
(Address of principal executive offices, including zip code)

(781) 522-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value) (CUSIP 75513E 101)	RTX	New York Stock Exchange

2.150% Notes due 2030 (CUSIP 75513E AB7)	RTX 30	New York Stock Exchange

Item 8.01. Other Events.

Raytheon Technologies Corporation (“RTC” or the “Company”) is filing this Current Report on Form 8-K to provide pro forma financial information reflecting the Separation, the Distributions and the Merger (all as defined below) for the year ended December 31, 2020, in connection with a prospectus supplement filed on August 4, 2021 pursuant to Rule 424(b)(2) in connection with a takedown from the Company’s effective shelf registration statement on Form S-3. As previously reported, on April 3, 2020, the Company completed the previously announced separation of its business into three independent, publicly traded companies – Carrier Global Corporation (“Carrier”), Otis Worldwide Corporation (“Otis”) and the Company (the “Separation”). The Separation was effected by the distributions (the “Distributions”) of all of the outstanding shares of common stock of Carrier and all of the outstanding shares of common stock of Otis to the Company’s shareowners who held shares of the Company’s common stock as of the close of business on March 19, 2020. Also as previously reported, on April 3, 2020, following the completion of the Distributions and pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of June 9, 2019, and amended as of March 9, 2020, by and among the Company, Light Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Raytheon Company (“Raytheon”), Merger Sub merged with and into Raytheon (the “Merger”), with Raytheon surviving the Merger as a wholly owned subsidiary of the Company and each share of common stock of Raytheon outstanding as of the effective time of the Merger (except for shares held by Raytheon as treasury stock) was converted into the 2.3348 shares of Company common stock and, if applicable, cash in lieu of fractional shares. At the effective time of the Merger, the Company changed its name to “Raytheon Technologies Corporation”. For certain additional information relating to the completion of the Separation, the Distributions and the Merger, please refer to the Current Report on Form 8-K filed by the Company on April 8, 2020.

Included in this Current Report on Form 8-K are the unaudited pro forma combined financial information of RTC reflecting the Separation, the Distributions and the Merger, including the unaudited pro forma combined statement of operations for the year ended December 31, 2020, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of RTC reflecting the Separation, the Distributions and the Merger, including the unaudited pro forma combined statement of operations for the year ended December 31, 2020, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Unaudited pro forma combined financial information of RTC for the year ended December 31, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: August 4, 2021	By:	/S/ NEIL G. MITCHILL, JR.
Neil G. Mitchill, Jr.
Executive Vice President & Chief Financial Officer